May 2007 Exhibit 99.1

The information presented herein may contain predictions, estimates and other forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934.  Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward looking statements include:  (1) the Company’s ability to meet its raw material requirements through its annual menhaden harvest, which is subject to fluctuations due to natural conditions over which the Company has no control, such as varying fish population, fish oil yields, adverse weather conditions and disease; (2) the impact of worldwide supply and demand relationships on prices for the Company’s products; (3) Omega Protein’s expectations regarding demand for OmegaPure® proving to be incorrect; and (4) fluctuations in the Company’s quarterly operating  results due to the seasonality of the Company’s business and its deferral of inventory sales based on worldwide prices for competing products.  These and other factors are described in further detail in Omega Protein’s filings with the Securities and Exchange Commission, including its
2006 Annual Report on Form 10K under the headings, “Management’s Discussion and
Analysis of Financial Condition” and “Risk Factors.” Omega Protein cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and Omega Protein undertakes no obligation to update this information.
Omega Protein urges you to carefully review and consider the disclosures made in this presentation and its filings with the Securities and Exchange  Commission that attempt to advise interested parties of the risks and factors that may affect its business.
Some of the information presented is derived from third-party sources and, while the
Company believes the data to be reliable, the Company has made no independent investigation of these third-party sources or attempted to verify the veracity of the third-
party data in any way.

Company Overview

OMEGA PROTEIN®

Healthy Products for a Healthy World®

•
Founded in 1913
•
Approximately 1,100 employees
•
North America’s largest producer of fish meal
•
One of world’s largest fish oil producers
•
Attractive and growing target markets
– Specialty animal feeds
– Aquaculture feeds
– Functional foods

Office, Plant and Warehouse Locations Office, Plant and Warehouse Locations East Dubuque, IL Moss Point, MS Abbeville, LA Cameron, LA Avondale, LA Houston, TX Reedville, VA St, Louis, MO Norfolk, VA

Menhaden
(Brevoortia
tyrannus, Brevoortia
patronus)
Female can lay up to 362,000 eggs
Source: Amendment 1 to the Interstate Fishery Management Plan for Atlantic Menhaden.
Atlantic States Marine Fisheries Commission, July 2001, p.5.

Purse Seine Fishing

NATIONAL OCEANIC AND ATMOSPHERIC ADMINISTRATION

NOAA

U.S. DEPARTMENT OF COMMERCE

Menhaden:  The Sustainable Resource
“The status of the stock coastwide
is considered to be
healthy based on newly recommended benchmarks
developed in the latest peer-reviewed stock assessment.”
-
National Marine Fisheries Service (2006 Stock Assessment)
“The stock is not considered to be over-fished, nor is over-
fishing occurring.”
- 2006 Stock Assessment Report for Atlantic Menhaden.
Atlantic Menhaden Technical Committee, September 26, 2006, p. ii
“…NMFS reports a numerical by-catch incidence (i.e., fish
that are unintentionally caught) of less than 0.1 percent for the menhaden fishing industry.”
- “Substances Affirmed as Generally Recognized as Safe: Menhaden Oil,”
Agency: FDA, Department of HHS.  Federal Register:  January 15, 2004,
CFR Part 184.  Docket Number 1999p-5332.

Omega Protein’s Products Omega Protein’s Products Menhaden Fish Oil Fish Meal Fish Solubles FAQ Aqua Oil Crude Oil

Essential Fatty Acids *ALA converts inefficiently to EPA and DHA Omega-6s Omega-3s Short-Chain (ALA)* Flax, walnuts Linoleates (LA) Vegetable oils, nuts Long-Chain (EPA/DHA) Seafood

Agriproducts

OMEGA PROTEIN®
Healthy Products for a Healthy World®

OMEGA PROTEIN®
Healthy Products for a Healthy World®

OMEGA PROTEIN®
Healthy Products for a Healthy World®

Slaughterhouse/Packer Processing Plant Hog Farmer Pet Food Retailer Aqua Producer Feed Manufacturer Feed Manufacturer Feed Manufacturer Swine Pet Aquaculture Food Store Food Store Feed to Food

Top 20 Feed Manufacturers:  2006
Company Headquarters
Production Capacity
(000)
Cargill/Agribrands USA 17,500
Charoen Pokphand Thailand 15,200
Land O’Lakes USA 11,500
Tyson Foods USA 10,000
Zen-noh Co-operatives Japan 7,800
Nutreco Netherlands 6,100
Ucaab Co-operatives France 4,000
ABNA UK 3,800
Smithfield USA 3,600
Sadia Brazil 3,500
Provimi Netherlands 3,300
ADM Alliance Nutrition USA 3,200
Hope Group China 3,200
Ridley Australia 3,200
Perdigao Brazil 3,000
Bachoco Mexico 2,900
Perdue Farms USA 2,600
Glon France 2,600
DLG Denmark 2,500
Evialis France 2,400
Source:  Gill, C. (2006, October). Top 25 companies. Feed International, 27(9), 10.

World Meal Production 2005 -2006 Soy 60.3% Other 21.9% Rapeseed 10.7% Fish 2.3% Sunflower 4.8% Source: Mielke, T. (Ed.). (2006). Oil World Annual. Hamburg, Germany: ISTA Mielke GmbH.

Fish Meal

Global Fish Meal Output
Source: Mielke, T. (Ed.). (2006). Oil World
Annual.
Hamburg, Germany: ISTA Mielke GmbH, (Oilmeals, p 32).
*Mittaine, J.F. (2007, May). Panorama of the World Economic Environment and Recent Market
Developments.
Presented at the IFFO Commercial Committee Meeting, Miami,  FL.
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
2001 2002 2003 2004 2005 2006 (Est.)
US Peru Chile EU-25 Rest of World
6,403 6,449
5,568
6,329
6,007
5,400*

Fish Meal Imports in Key Markets
1994-1996 and 2004-2005
763
1369
463
389
421
236
276
208
96
182
81
136
244
140
0
200
400
600
800
1000
1200
1400
1600
China Japan Taiwan Germany Norway Denmark U.K.
Average 1994-1996 Average 2004-2005
Source:
Mittaine, J. F. (2006, April).  Panorama Of The World Economic Environment And Recent
Market Developments. Presented at the IFFO Commercial Committee Meeting, Miami, FL.

Omega Protein Fish Meal Production 57,833 99,049 34,661 122,140 40,795 102,406 29,016 109,922 30,944 105,203 19,250 127,695 0 50,000 100,000 150,000 200,000 2001 2002 2003 2004 2005 2006 FAQ Specialty

Total Omega Fish Meal Sales by Market Dairy 10% Swine 43% Aqua 33% Pet 22% Other 3% Aqua 18% Pet 11% Poultry 20% Dairy 12% Other 2% Swine 37% 2000 2006

Source: Mittaine, J. F. (2007, May). Panorama of the world economic environment and recent market developments. Presented at the IFFO Commercial Committee Meeting, Miami, FL.

Omega Protein’s Average Price per Ton Fish Meal $348 $407 $469 $498 $537 $562 $646 $940 $0 $200 $400 $600 $800 $1,000 2000 2001 2002 2003 2004 2005 2006 Current Spot as of 05/23/07

Fish Oil

Global Production of Oils and Fats
2005
Palm Oil
24%
Lard
5%
Rapeseed
11%
Sunflower
7%
Tallow and
Grease
6%
Butter
5%
Groundnut
3%
Fish Oil
1%
Other Oils
14%
Soybean Oil
24%
Source: Mielke, T. (Ed.). (2006). Oil World
Annual.
Hamburg, Germany: ISTA Mielke GmbH, (Oils &
Fats, Summary 3).

Global Fish Oil Output
Source: Mielke, T. (Ed.). (2006). Oil World
Annual.
Hamburg, Germany: ISTA Mielke GmbH, (Oilmeals, p 32).
*Mittaine, J.F. (2007, May). Panorama of the World Economic Environment and Recent Market
Developments.
Presented at the IFFO Commercial Committee Meeting, Miami,  FL.
0
200
400
600
800
1,000
1,200
2001 2002 2003 2004 2005 2006 (Est.)
US Peru Chile EU-25 Rest of World
1,127
926
973
1,067
978 988

Total Omega Fish Oil Sales by Market Poultry 1% Industrial 3% Dairy 1% Aquaculture 87% Pet 7% Swine 1% 2000 2006 Hydrogenation 80% Beef 13% Aquaculture 7%

Omega Protein’s Average Price per Ton Fish Oil $215 $313 $461 $459 $540 $594 $652 $770 $0 $200 $400 $600 $800 2000 2001 2002 2003 2004 2005 2006 Current Spot as of 05/23/07

Developing Markets
•
Aquaculture
: Increasing demand for
farmed salmon and other seafood.
•
Pets
: Rising pet ownership and demand
for balanced foods (Omega-3s).
•
Swine
: Demand for pork increasing,
especially in developing countries.

Aquaculture Atlantic Salmon Trout Cobia Red Snapper Tilapia Catfish Shrimp Striped Bass Redfish Alligator

Source: Mittaine, J. F. (2007, May). Panorama of the world economic environment and recent market developments. Presented at the IFFO Commercial Committee Meeting, Miami, FL.

1 600 000
1 400 000
1 200 000
1 000 000
800 000
600 000
400 000
200 000
0
(Tons)
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
COHO SALMON
RAINBOW TROUT
ATLANTIC SALMON

Production of Farmed Salmon and Trout
by Major Species
Total salmon and rainbow trout (marine brackish
water) production in 2003 was 1,464,289 tons
Atlantic Salmon 1,115,006 tons or 76.1%
Rainbow Trout 195,032 tons or 13.3%
Coho Salmon 105,786 tons or 7.2%
Chinook Salmon 22,030 tons or 1.5%
Source: Mittaine, J. F. (2006, April). Panorama of the world economic environment and recent market developments. Presented at the IFFO Commercial Committee Meeting, Miami, FL.

SCIENCE DIET
puppy
original
Superior Nutrition

PURINA
ONE

IAMS

SMALL BREED
PETITE RACE
Eukanuba

Nutro
NATURAL CHOICE
COMPLETE CARE
Adult
INDOOR

PURINA
Deli-Cat

PURINA
Cat Chow

Meow Mix
Indoor
Formula

Pet Food

Growth Drivers
• Health-oriented pet products will spur growth in
mature markets (U.S., Europe).
• China and Russia will see strong growth.
– Rising disposable income
– Improved distribution
– Changing consumer attitudes toward pets
• Mid-priced brands (including Nestlé and Mars)
are looking to re-position brands as premium
products.
Source: Phillips, T. (2007, January). The petfood market in 2010. Petfood
Industry,
49(1),
6.

Sales Forecasts of Pet Products by Region
(billions)
15.1% $67.0 $58.3 WORLD
22.9% 0.69 0.56 Africa/Middle East
17.4% 2.0 1.7 Australasia
13.8% 7.9 7.0 Asia Pacific
40.2% 5.5 3.9 Latin America
11.3% 24.7 22.2 North America
72.9% 2.7 1.6 Eastern Europe
10.1% $23.5 $21.4 Western Europe
% Change 2010 2005 Region
Source: Phillips, T. (2007, January). The petfood market in 2010. Petfood
Industry,
49(1),
6
(Euromonitor International).

14.1 $48,017.8 $42,077.8 Total cat and dog food
11.9 $18,099.9 $16,174.4 Total cat food
20.1 $     756.1 $     629.5 Cat treats and mixers
1.5 $  2,342.6 $  2,306.9 Economy cat food
8.3 $  7,093.8 $  6,548.8 Mid-priced cat food
18.2 $  7,907.3 $  6,689.2 Premium cat food
15.5 $29,917.9 $25,903.4 Total dog food
19.8 $  4,786.1 $  3,994.9 Dog treats and mixers
10.5 $  4,214.4 $  3,815.1 Economy dog food
9.8 $10,077.9 $  9,180.7 Mid-priced dog food
21.6 $10,839.6 $  8,912.7 Premium dog food
% Growth
2010 2005 Category
Global Sales of Dog and Cat Food
Source: Euromonitor 2006. Higgins, E. (2006, September). Global Growth Trends. Petfood
Industry,
48(9),
24

New Pet Food Guidelines
• United States pet food manufacturers use guidelines set by the
NRC (National Research Council) and AAFCO (American
Association of Feed Control Officials ) to supply a nutritionally balanced diet. These recommendations are unbiased and based
on a series of tests.
•
In May 2006, NRC published new recommendations and for the
first time included EPA and DHA as conditional requirements for both dog and cat food. Due to low conversion rates from other sources, fish meal and oil will be regarded as the necessary source needed to fulfill this requirement.
•
AAFCO usually adopts recommendations set out by NRC within
one to three years.
• Based on the above, demand for fish meal and fish oil should increase.

ADM

SEABOARD farms

LAND O LAKES Feed

KENT

AKEY

Hubbard Feeds Inc.
Products and Answers that WORK®
HUBBARD

Premium Standard FARMS

SOUTHERN STATES

Swine

The World Market Demand for Meat Source: Hartog, L. (2005, April). Global Perspective on Integrated Pork Production. Presented at the London Swine Conference, England.

Market Dynamics
• More pork is consumed in the world than
any other meat.
–
Pork production: 93 million tons
–
Chicken production: 72 million tons
–
Beef production: 60 million tons
• Pork production is increasing rapidly in
developing countries.
Source: Nierenberg, D. (2003, May). Meat production and consumption grow. Retrieved May 24, 2007, from
Mindfully.org Web site: http://www.mindfully.org/Food/2003/Meat-Production-WorldwideMay03.htm

Pork Production
2003 Pork Production by Country Historical and Projected Pork Production
Source: Speedy, A. Overview of world feed protein needs and supply.
Retrieved May 24, 2007, from FAO Corporate Document Repository
Web site: http://www.fao.org/docrep/007/y5019e/y5019e05.htm
1.76 Denmark
1.80 Vietnam
1.91 Canada
2.20 Poland
2.35 France
2.60 Brazil
3.20 Spain
4.12 Germany
8.93 USA
43.46 China
Pork Production (%) Country
Source: Hartog, L.  (2005, April).  Global Perspective on
Integrated Pork Production. Presented at the London
Swine Conference, England.

Fish Meal:  The Key to Lower Fat In Pork
“…enriching pig feed with fishmeal enriched the
level of Omega-3 but also lowered the amount of
fat in pork…what that did was to reduce the bad
fats in circulation which reduces the risk of heart
disease.”
– Dr. Alison Coates
Source: www.theaustralian.news.com.au

CLEMSON
UNIVERSITY

West Virginia University.

K·STATE
Kansas State University

UK UNIVERSITY OF KENTUCKY

CORNELL

ATM

University of Missouri-Columbia

Colorado State University

VirginiaTech
1872
Invent the Future

1856 2006
AUBURN
UNIVERSITY
Sesquicentennial

LSU

UCDAVIS
UNIVERSITY OF CALIFORNIA

Research (Meal and Oil)
Horses:
Improved reproductive function (sperm output and motility)
University of Arizona
Lower exercising heart rates and improved recovery time
University of Kentucky
Improved immune response
University of Florida
Improved athletic response-inflammation
Texas A&M University
Swine:
Increased average daily gain vs. other products
Kansas State University
Superior fatty acid profile improves immunity in baby pigs
University of Missouri
Improved reproductive performance
Kansas State University
Improved number of pigs per litter
Kansas State University
Aquaculture:
Improved feed conversion (trout) vs. plant protein
Purdue University
Omega-3 deposition in catfish flesh
Mississippi State University
Improved digestibility in shrimp vs. Mexican fish meal
University of Nuevo Leon
Pets:
Improved skin and coat condition
Cornell University/Iams
Improved healing (wound and surgery)
Auburn University
Improved cancer longevity (lymphoma)
Hills
Improved trainability of puppies
Iams
Improved retinal development in puppies
Texas A&M University/Nestle

World  Population Growth
Industrial Agricultural Hunter-Gatherer
1850 1
1930 2
1960 3
1976 4
1986 5
2006 6
(-4x10
6
years) (-10,000 years) 1800 1900 2000
Source: Leaf and Weber Am J Clin Nutr 1987;45:1048-1053

n-6 / n-3 ratio
1:1
15:1 to 25:1
Hunter-Gatherer
Agricultural
Industrial
% CALORIES FROM FATS
40
30
20
10
0
Coronary
Artery
Disease
Total Fat
Saturated
n-6
n-3
(-4 x 10⁶ years)
(-10,000 years)
1800
1900
2000
TIME (years)

Soy oil production for food consumption
USA, 1909-1999
Soy Oil Production (lbs/pers/year)
30
25
20
15
10
5
0
1900
1920
1940
1960
1980
2000
Year

0.02 lbs/pers/year-1909 25.0 lbs/pers/year-1999 Source: J. Hibbeln, M.D., National Institute of Health, Bethesda, MD

Estimated Fatty Acid Content
Source:  Am J Clin Nutr 2006; 83(suppl): 14835-935
1,436 439 Atlantic salmon
1,173 96 Bluefin tuna
928 735 Freshwater trout
0 65,700 Sunflower oil
0 51,000 Soybean oil
0 41,300 Sesame oil
0 20,300 Canola oil
0 7,900 Olive oil
mg/100g mg/100g
Omega-3 (EPA + DHA) Omega-6

Nuts Eggs and poultry Cereals Whole grain breads Most vegetable oils Foods Rich in Omega-6

Dyerberg and Bang Study
2.8% 13.7% Omega-3
10.0% 5.4% Omega-6
Danish Greenland Eskimo
Food Composition
34.7% 5.3%
Danish Greenland Eskimo
Ischemic Heart Disease
Source:  Dyerberg J. Observations on populations in Greenland and Denmark.  In:  Barlow SM. Stansby
ME, eds. Nutritional evaluation of long-chain fatty acids in fish oil.  New York, NY: Academic
Press, 1982:245-61.

PDAY Study
Heart Disease Begins in Childhood
Source:  PDAY results, Art. Thromb. Vasc. Biol. 19:753-761(1999)
Prevention must begin in childhood!
30% 40% 30 – 34
10% 20% 15 – 19
Coronary Artery Aorta Age
% of Subjects Showing Damage to:
Autopsied 2,875 persons aged 15 to 34 who died of external causes.

More Omega-3 = Less CHD 0 50 100 150 200 25 35 45 55 65 75 85 Greenland Japan Spain United States Source: Lipids 38, 317-321 (April 2003) % Omega-6 in Tissue HUFA

Nutrition Awareness
47% Tea and prevention of disease
47% Glucosamine/chondroitin and join health
48% Folate and prevention of heart disease
50% Nuts and prevention of heart disease
53% Blood sugar and energy
56% Vitamin C and cancer prevention
57% Tomatoes/tomato products and cancer prevention
59% Omega-3 fatty acids and heart health
59% Broccoli and cancer prevention
61% Antioxidants and cancer prevention
67% Vitamin E and healthy skin
% of  Shoppers
Have heard a lot/some about:
Nearly 6 in 10 shoppers connect Omega-3s with heart health, one of the most recognizable of the connections between foods and their specific health benefit.
Source:  2005 Health Focus Trend Report

Consumer Awareness Survey
% General Population Who Believe Their Diet is Deficient in:
23 % Vitamin C
27 % Antioxidants
27 % Iron
29 % Whole Grains
30 % Water
31 % Soy Isoflavones
31 % Omega 3 Fatty Acids
31 % Fiber
34 % Soy Protein
37% Calcium
% of Population NUTRIENT
Source: The Health & Wellness Trends Database © The Natural Marketing Institute, 2005

Top Functional Food Opportunities
Which benefits present the greatest opportunity?
Source: 2005 Prepared Foods Functional Foods Trends Survey of 198 food developers/marketers
45%
44%
42%
35%
32%
31%
50% Cardiovascular Health
Natural Ingredients
Weight Loss
Cholesterol Reduction
Organic Ingredients
Digestive Health
Energy

Omega-3 Food Introductions
(1996 – January 2007)
Fish
97
OmegaPure
fortified
9
Long-chain
fortified
30
Short-chain
fortified
286
Source: Datamonitor Product Scan Online Database. Retrieved January, 2007 from datamonitor.com,
Web site: http://www.datamonitor.com/~0d1c9075ab7c4f41a12ca5e2971db35a

Challenges
• We continue formulation work and stability testing
on various applications.
•
We continue with development of better delivery
systems.
• Consumer understanding of the differences
between short-chain
Omega-3s and long-chain
Omega-3s.
• Will marketing decision makers
launch
Omega-3
fortified products?

Tropicana Fortified Orange Juice • January 2007 introduction. • 50 mg of long-chain Omega-3s per 8 oz serving. • Contains tilapia, sardines and anchovies.

Omega Protein Technology and Innovation Center (“OPTIC”) Houston, Texas

OPTIC Capabilities
1. Lipids Lab
(we simulate what happens in a plant):  pilot scale
applications, pilot refining equipment and PAAR reactor.
2. Analytical Lab
(Instrumentation to analyze product):  atomic
absorption, gas chromatograph, HPLC, oxidative stability instrument,
UV-visible spectrophotometer, colorimeter, moisture, analyzer, infrared spectrophotometer.
3. Dairy Applications Lab
: homogenizer, refrigerator/freezer, and ice
cream maker.
4. Baked Goods Application Lab
:  deck oven, proofer, bakery mixer,
conventional range/oven and refrigerator/freezer.
5. Beverage Applications Lab
:  reverse osmosis water purifier,
beverage scientist.
6. Food Service Applications Lab
: range/oven, scales, fryer and
refrigerator/freezer.